UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2024
Starbucks Corporation
(Exact name of registrant as specified in its charter)

Washington	000-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Utah Avenue South, Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)

(206) 447-1575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SBUX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On March 13, 2024, Starbucks Corporation (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). The matters submitted to a vote at the Annual Meeting and the voting results of such matters are as follows:

Proposal 1 - Election of Directors

The Company’s shareholders elected each of the 11 directors nominated by the Company’s Board of Directors to serve until the 2025 Annual Meeting of Shareholders or until their successors are duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Withheld
Ritch Allison	700,524,854	50,317,811
Andy Campion	718,801,392	32,040,996
Beth Ford	735,515,344	15,293,855
Mellody Hobson	676,820,145	73,985,983
Jørgen Vig Knudstorp	678,042,601	72,800,604
Neal Mohan	738,328,719	12,475,048
Satya Nadella	710,895,595	39,915,491
Laxman Narasimhan	730,920,978	19,873,684
Daniel Servitje	736,747,821	14,055,307
Mike Sievert	736,898,547	13,902,238
Wei Zhang	738,338,632	12,460,073

Proposal 2 - Advisory Resolution on Executive Compensation

At the Annual Meeting, the shareholders approved, on a nonbinding, advisory basis, the compensation paid to the Company’s named executive officers. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
682,871,160	61,368,588	7,358,808	67,984,371

Proposal 3 - Ratification of the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2024

At the Annual Meeting, the shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 29, 2024. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
767,995,804	47,622,033	3,965,090	——

Proposal 4 - Shareholder Proposal Requesting a Report on Plant-Based Milk Pricing

At the Annual Meeting, the shareholders did not approve a shareholder proposal requesting a report on plant-based milk pricing. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
38,764,067	693,934,601	19,041,470	67,842,789

Proposal 5 - Shareholder Proposal Requesting a Report on Direct and Systemic Discrimination

At the Annual Meeting, the shareholders did not approve a shareholder proposal requesting a report on direct and systemic discrimination. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
9,134,188	734,409,103	8,205,542	67,834,093

Proposal 6 - Shareholder Proposal Requesting a Report on Human Rights Policies

At the Annual Meeting, the shareholders did not approve a shareholder proposal requesting a report on human rights policies. The following is a breakdown of the voting results:

For	Against	Abstain	Broker Non-Votes
11,946,607	722,968,147	16,800,909	67,867,264

The above proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 25, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated:	March 15, 2024
		By:	/s/ Bradley E. Lerman
Bradley E. Lerman
executive vice president, general counsel